UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-236260	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement

On February 24, 2021, LMP Automotive Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (as amended, the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company agreed to sell to the Purchasers an aggregate of 20,100 shares (the “Shares”) of the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series A Preferred Stock”), and warrants (the “Warrants”) to purchase up to an aggregate of 861,429 shares of the common stock, par value $0.00001 per share, of the Company (“Common Stock”), at a combined purchase price of $1,000 per Share and accompanying Warrants (the “Offering”). On February 25, 2021, the Company filed a Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), setting forth the preferences, rights and limitations of the Series A Preferred Stock. Aggregate gross proceeds from the Offering were approximately $20.1 million, prior to deducting placement agent fees and estimated offering expenses payable by the Company. Net proceeds to the Company from the Offering, after deducting the placement agent fees and estimated offering expenses payable by the Company, are expected to be approximately $18.6 million. The Offering closed on February 26, 2021.

The Series A Preferred Stock is convertible into shares of the Company’s common stock at an initial conversion price of $17.50 per share, subject to adjustment as set forth in the Certificate of Designation.

The terms of the Warrants are as set forth in the form of Warrant attached as Exhibit 4.1 to this Current Report on Form 8-K. The Warrants have an exercise price equal to $21.00, are immediately exercisable and are subject to customary anti-dilution adjustments for stock splits or dividends or other similar transactions or as a result of subsequent equity issuances at effective prices lower than the then-current exercise price. The Warrants will be exercisable for 5 years following the closing date. The Warrants are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 4.99% of the outstanding Common Stock (which may be increased to 9.99% on a holder by holder basis).

The Company agreed in the Purchase Agreement among other restrictions that, from the six month anniversary of the closing until ninety (90) days after such date that the Shares may be sold without limitation pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), neither the Company nor any subsidiary thereof would (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock (or Common Stock equivalents) or (ii) file any registration statement or any amendment or supplement thereto, except a registration statement on Form S-8. Further, until such time as no Purchaser holds any of the Warrants, the Company is prohibited from effecting or entering into a variable rate transaction, as set forth in the Purchase Agreement.

The chief executive officer and lead independent director of the Company have entered into a lock-up agreement with the Company in connection with the Offering covering the period from the date of the lock-up agreements until ninety (90) days after such date.

ThinkEquity, a division of Fordham Financial Management, Inc. (the “Placement Agent”) acted as exclusive placement agent in connection with the Offering pursuant to a Placement Agency Agreement between the Company and the Placement Agent dated February 24, 2021 (the “Placement Agent Agreement”). The Placement Agent Agreement provides, among other things, that the Placement Agent will receive a commission equal to seven percent (7%) of the aggregate purchase price paid by the Purchasers in the Offering.

The Placement Agent Agreement and the Purchase Agreement contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The representations, warranties and covenants contained in the Placement Agent Agreement Letter and the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Placement Agent Agreement and the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing summaries of the material terms of the Purchase Agreement, the Placement Agent Agreement, the form of Lock-Up Agreement, the Certificate of Designation and the form of Warrant are not complete and are qualified in their entirety by reference to the full text thereof, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 3.1 and 4.1, respectively, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Shares and the Warrants to the Purchasers pursuant to the Purchase Agreement is incorporated by reference herein in its entirety. The Company issued the Shares and the Warrants to the Purchasers pursuant to the Purchase Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 8.01. Other Events

On February 24, 2021, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 26, 2021, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, dated February 25, 2021
4.1	Form of Warrant.
10.1#	Securities Purchase Agreement dated as of February 24, 2021 by and between LMP Automotive Holdings, Inc. and the purchasers identified on the signature pages thereto.
10.2	Amendment to Securities Purchase Agreement dated as of February 26, 2021 by and between LMP Automotive Holdings, Inc. and the purchasers identified on the signature pages thereto.
10.3	Placement Agency Agreement dated February 24, 2021 between LMP Automotive Holdings, Inc. and ThinkEquity, a division of Fordham Financial Management, Inc.
10.4	Form of Lock-Up Agreement.
99.1	Press release of LMP Automotive Holdings, Inc.. dated February 24, 2021.
99.2	Press release of LMP Automotive Holdings, Inc.. dated February 26, 2021.

#	The schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of the omitted schedules to the Securities and Exchange Commission on a supplemental basis upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	Chief Executive Officer

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